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                                  POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorny authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Account C (e-Annuity), which were previously executed by us and do hereby severally constitute and appoint Kelly D. Clevenger, Jeffrey K. Dellinger, and Steven M. Kluever, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 333-50817 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on April 1, 1999.

 SIGNATURE                     TITLE
 ---------                     -----


                               President, Chief Executive Officer and Director
 Gabriel L. Shaheen            (Principal Executive Officer)



                               Executive Vice President and Director
 Lawrence T. Rowland



                               Senior Vice President, Assistant Treasurer and
                               Chief Financial Officer
 Keith J. Ryan                 (Principal Financial Officer and Principal
                               Accounting Officer)



 H. Thomas McMeekin            Director




 Richard C. Vaughan            Director



 /s/ Jon A. Boscia             Director
 Jon A. Boscia

STATE OF INDIANA)
                )SS:
COUNTY OF ALLEN)

                              Subscribed and sworn to before me this
                              1st day of April, 1999.

                              /s/ Janet L. Lindenberg

                              Notary public

                              Commission Expires:  7-10-2001